Discussion and Reconciliation of Non-GAAP Measures

We believe the following measures are relevant and useful information to investors as they are part of AT&T's internal management reporting and planning processes and are important metrics that management uses to evaluate the operating performance of AT&T and its segments. Management also uses these measures as a method of comparing performance with that of many of our competitors.

Free Cash Flow

Free cash flow is defined as cash from operations minus Capital expenditures. Free cash flow after dividends is defined as cash from operations minus Capital expenditures and dividends. Free cash flow dividend payout ratio is defined as the percentage of dividends paid to free cash flow. We believe these metrics provide useful information to our investors because management views free cash flow as an important indicator of how much cash is generated by routine business operations, including Capital expenditures, and makes decisions based on it. Management also views free cash flow as a measure of cash available to pay debt and return cash to shareowners.

Free Cash Flow and Free Cash Flow Dividend Payout Ratio
Dollars in millions	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017	2016	2017	2016
Net cash provided by operating activities	$11,114	$10,995	$29,274	$29,202
Less: Capital expenditures	(5,251)	(5,813)	(16,474)	(15,952)
Free Cash Flow	5,863	5,182	12,800	13,250

Less: Dividends paid	(3,009)	(2,951)	(9,030)	(8,850)
Free Cash Flow after Dividends	$2,854	$2,231	$3,770	$4,400
Free Cash Flow Dividend Payout Ratio	51.3%	56.9%	70.5%	66.8%

EBITDA

Our calculation of EBITDA, as presented, may differ from similarly titled measures reported by other companies. For AT&T, EBITDA excludes other income (expense) – net, and equity in net income (loss) of affiliates, as these do not reflect the operating results of our subscriber base or operations that are not under our control. Equity in net income (loss) of affiliates represents the proportionate share of the net income (loss) of affiliates in which we exercise significant influence, but do not control. Because we do not control these entities, management excludes these results when evaluating the performance of our primary operations. EBITDA also excludes interest expense and the provision for income taxes. Excluding these items eliminates the expenses associated with our capital and tax structures. Finally, EBITDA excludes depreciation and amortization in order to eliminate the impact of capital investments. EBITDA does not give effect to cash used for debt service requirements and thus does not reflect available funds for distributions, reinvestment or other discretionary uses. EBITDA is not presented as an alternative measure of operating results or cash flows from operations, as determined in accordance with U.S. generally accepted accounting principles (GAAP).

EBITDA service margin is calculated as EBITDA divided by service revenues.

When discussing our segment results, EBITDA excludes equity in net income (loss) of affiliates, and depreciation and amortization from segment contribution. For our supplemental presentation of our combined domestic wireless operations (AT&T Mobility) and our supplemental presentation of the Mexico Wireless and Latin America operations of our International segment, EBITDA excludes depreciation and amortization from operating income.

These measures are used by management as a gauge of our success in acquiring, retaining and servicing subscribers because we believe these measures reflect AT&T's ability to generate and grow subscriber revenues while providing a high level of customer service in a cost-effective manner. Management also uses these measures as a method of comparing segment performance with that of many of its competitors. The financial and operating metrics which affect EBITDA include the key revenue and expense drivers for which segment managers are responsible and upon which we evaluate their performance. Management uses Mexico Wireless EBITDA in evaluating profitability trends after our two Mexico wireless acquisitions in 2015, and our investments in building a nationwide LTE network by end of 2018. Management uses Latin America EBITDA in evaluating the ability of our Latin America operations to generate cash to finance its own operations.

We believe EBITDA Service Margin (EBITDA as a percentage of service revenues) to be a more relevant measure than EBITDA Margin (EBITDA as a percentage of total revenue) for our Consumer Mobility segment operating margin and our supplemental AT&T Mobility operating margin. We also use wireless service revenues to calculate margin to facilitate comparison, both internally and externally with our wireless competitors, as they calculate their margins using wireless service revenues as well.

There are material limitations to using these non-GAAP financial measures. EBITDA, EBITDA margin and EBITDA service margin, as we have defined them, may not be comparable to similarly titled measures reported by other companies. Furthermore, these performance measures do not take into account certain significant items, including depreciation and amortization, interest expense, tax expense and equity in net income (loss) of affiliates. Management compensates for these limitations by carefully analyzing how its competitors present performance measures that are similar in nature to EBITDA as we present it, and considering the economic effect of the excluded expense items independently as well as in connection with its analysis of net income as calculated in accordance with GAAP. EBITDA, EBITDA margin and EBITDA service margin should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP.

EBITDA, EBITDA Margin and EBITDA Service Margin
Dollars in millions	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017	2016	2017	2016
Net Income	$3,123	$3,418	$10,711	$10,818
Additions:
Income Tax Expense	1,851	1,775	5,711	5,803
Interest Expense	1,686	1,224	4,374	3,689
Equity in Net (Income) Loss of Affiliates	(11)	(16)	148	(57)
Other (Income) Expense - Net	(246)	7	(354)	(154)
Depreciation and amortization	6,042	6,579	18,316	19,718
EBITDA	12,445	12,987	38,906	39,817

Total Operating Revenues	39,668	40,890	118,870	121,945
Service Revenues	36,378	37,272	109,372	111,515

EBITDA Margin	31.4%	31.8%	32.7%	32.7%
EBITDA Service Margin	34.2%	34.8%	35.6%	35.7%

Segment EBITDA, EBITDA Margin and EBITDA Service Margin
Dollars in millions	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017	2016	2017	2016
Business Solutions Segment
Segment Contribution	$4,503	$4,303	$13,322	$12,803
Additions:
Depreciation and amortization	2,325	2,539	6,972	7,568
EBITDA	6,828	6,842	20,294	20,371

Total Segment Operating Revenues	17,061	17,767	51,016	52,955

Segment Operating Income Margin	26.4%	24.2%	26.1%	24.2%
EBITDA Margin	40.0%	38.5%	39.8%	38.5%

Entertainment Group Segment
Segment Contribution	$1,310	$1,488	$4,562	$4,734
Additions:
Equity in Net (Income) Loss of Affiliates	6	-	23	(1)
Depreciation and amortization	1,379	1,504	4,256	4,481
EBITDA	2,695	2,992	8,841	9,214

Total Segment Operating Revenues	12,648	12,720	37,953	38,089

Segment Operating Income Margin	10.4%	11.7%	12.1%	12.4%
EBITDA Margin	21.3%	23.5%	23.3%	24.2%

Consumer Mobility Segment
Segment Contribution	$2,320	$2,572	$7,059	$7,640
Additions:
Depreciation and amortization	877	944	2,621	2,798
EBITDA	3,197	3,516	9,680	10,438

Total Segment Operating Revenues	7,748	8,267	23,279	24,781
Service Revenues	6,507	6,914	19,644	20,805

Segment Operating Income Margin	29.9%	31.1%	30.3%	30.8%
EBITDA Margin	41.3%	42.5%	41.6%	42.1%
EBITDA Service Margin	49.1%	50.9%	49.3%	50.2%

International Segment
Segment Contribution	$(125)	$(53)	$(257)	$(421)
Additions:
Equity in Net (Income) of Affiliates	(17)	(1)	(62)	(24)
Depreciation and amortization	304	293	905	868
EBITDA	162	239	586	423

Total Segment Operating Revenues	2,099	1,879	6,054	5,374

Segment Operating Income Margin	-6.8%	-2.9%	-5.3%	-8.3%
EBITDA Margin	7.7%	12.7%	9.7%	7.9%

Supplemental AT&T Mobility EBITDA, EBITDA Margin and EBITDA Service Margin
Dollars in millions	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017	2016	2017	2016
AT&T Mobility
Operating Income	$5,313	$5,389	$15,814	$16,005
Add: Depreciation and amortization	2,010	2,107	5,999	6,244
EBITDA	7,323	7,496	21,813	22,249

Total Operating Revenues	17,436	18,193	52,121	54,071
Service Revenues	14,541	14,964	43,613	44,673

Operating Income Margin	30.5%	29.6%	30.3%	29.6%
EBITDA Margin	42.0%	41.2%	41.9%	41.1%
EBITDA Service Margin	50.4%	50.1%	50.0%	49.8%

Supplemental Latin America EBITDA and EBITDA Margin
Dollars in millions	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017	2016	2017	2016
International - Latin America
Operating Income	$82	$94	$300	$179
Add: Depreciation and amortization	206	212	642	620
EBITDA	288	306	942	799

Total Operating Revenues	1,363	1,297	4,065	3,649

Operating Income Margin	6.0%	7.2%	7.4%	4.9%
EBITDA Margin	21.1%	23.6%	23.2%	21.9%

Supplemental Mexico EBITDA and EBITDA Margin
Dollars in millions	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017	2016	2017	2016
International - Mexico
Operating Income	$(224)	$(148)	$(619)	$(624)
Add: Depreciation and amortization	98	81	263	248
EBITDA	(126)	(67)	(356)	(376)

Total Operating Revenues	736	582	1,989	1,725

Operating Income Margin	-30.4%	-25.4%	-31.1%	-36.2%
EBITDA Margin	-17.1%	-11.5%	-17.9%	-21.8%

Adjusting Items

Adjusting items include revenues and costs we consider nonoperational in nature, such as items arising from asset acquisitions or dispositions. We also adjust for net actuarial gains or losses associated with our pension and postemployment benefit plans due to the often significant impact on our fourth-quarter results, unless earlier remeasurement is required (we immediately recognize this gain or loss in the income statement, pursuant to our accounting policy for the recognition of actuarial gains and losses.) Consequently, our adjusted results reflect an expected return on plan assets rather than the actual return on plan assets, as included in the GAAP measure of income.

The tax impact of adjusting items is calculated using the effective tax rate during the quarter except for adjustments that, given their magnitude can drive a change in the effective tax rate, reflect the actual tax expense or combined marginal rate of approximately 38%. Certain foreign operations with losses, where such losses are not realizable for tax purposes, are not tax effected, resulting in no tax impact for Venezuelan devaluation. For years prior to 2017, adjustments related to Mexico operations were taxed at the 30% marginal rate for Mexico.

Adjusting Items
Dollars in millions	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017	2016	2017	2016
Operating Revenues
Natural disaster revenue credits	$89	$13	$89	$13
Adjustments to Operating Revenues	89	13	89	13
Operating Expenses
DIRECTV and other video merger integration costs	67	189	317	495
Mexico merger integration costs	34	84	153	231
Time Warner merger costs	33	-	152	-
Wireless merger integration costs	-	17	-	92
Actuarial (gain) loss	-	-	(259)	-
Employee separation costs	208	260	268	314
Natural disaster costs	118	17	118	17
(Gain) loss on transfer of wireless spectrum	-	22	(181)	(714)
Venezuela devaluation	-	-	98	-
Adjustments to Operations and Support Expenses	460	589	666	435
Amortization of intangible assets	1,136	1,282	3,508	3,949
Adjustments to Operating Expenses	1,596	1,871	4,174	4,384
Other
Merger related interest expense and exchange fees[1]	485	-	752	16
(Gain) loss on sale of assets, impairments and other adjustments[2]	(81)	-	140	4
Adjustments to Income Before Income Taxes	2,089	1,884	5,155	4,417
Tax impact of adjustments	716	640	1,717	1,521
Tax-related items	(146)	-	(146)	-
Adjustments to Net Income	$1,519	$1,244	$3,584	$2,896
[1] Includes interest expense incurred on the debt issued prior to the close of merger transactions.
[2] Includes interest income earned on cash held prior to the close of merger transactions.

Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted EBITDA service margin and Adjusted diluted EPS are non-GAAP financial measures calculated by excluding from operating revenues, operating expenses and income tax expense certain significant items that are non-operational or non-recurring in nature, including dispositions and merger integration and transaction costs. Management believes that these measures provide relevant and useful information to investors and other users of our financial data in evaluating the effectiveness of our operations and underlying business trends.

Adjusted Operating Revenues, Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted EBITDA service margin and Adjusted diluted EPS should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP. AT&T's calculation of Adjusted items, as presented, may differ from similarly titled measures reported by other companies.

Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted EBITDA, Adjusted EBITDA Margin and Adjusted EBITDA Service Margin
Dollars in millions	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017	2016	2017	2016
Operating Income	$6,403	$6,408	$20,590	$20,099
Adjustments to Operating Revenues	89	13	89	13
Adjustments to Operating Expenses	1,596	1,871	4,174	4,384
Adjusted Operating Income[1]	8,088	8,292	24,853	24,496

EBITDA	12,445	12,987	38,906	39,817
Adjustments to Operating Revenues	89	13	89	13
Adjustments to Operations and Support Expenses	460	589	666	435
Adjusted EBITDA[1]	12,994	13,589	39,661	40,265

Total Operating Revenues	39,668	40,890	118,870	121,945
Adjustments to Operating Revenues	89	13	89	13
Total Adjusted Operating Revenues	39,757	40,903	118,959	121,958
Service Revenues	36,378	37,272	109,372	111,515
Adjustments to Service Revenues	89	13	89	13
Adjusted Service Revenues	36,467	37,285	109,461	111,528

Operating Income Margin	16.1%	15.7%	17.3%	16.5%
Adjusted Operating Income Margin[1]	20.3%	20.3%	20.9%	20.1%
Adjusted EBITDA Margin[1]	32.7%	33.2%	33.3%	33.0%
Adjusted EBITDA Service Margin[1]	35.6%	36.4%	36.2%	36.1%

[1] Adjusted Operating Income,  Adjusted EBITDA and associated margins exclude all actuarial gains or losses ($259 million gain for the first nine months of 2017) associated with our postemployment benefit plan, which we immediately recognize in the income statement, pursuant to our accounting policy for the recognition of actuarial gains/losses.

Adjusted Diluted EPS
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017	2016	2017	2016
Diluted Earnings Per Share (EPS)	$0.49	$0.54	$1.69	$1.70
Amortization of intangible assets	0.12	0.14	0.38	0.42
Merger integration and other items[1]	0.06	0.03	0.14	0.09
Asset abandonments, impairments and other adjustments	0.05	0.03	0.06	0.03
Actuarial (gain) loss	-	-	(0.03)	-
(Gain) loss on transfer of wireless spectrum	-	-	(0.02)	(0.07)
Venezuela devaluation	-	-	0.02	-
Tax-related items	0.02	-	0.02	-
Adjusted EPS	$0.74	$0.74	$2.26	$2.17
Year-over-year growth - Adjusted	0.0%		4.1%
Weighted Average Common Shares Outstanding with Dilution (000,000)	6,182	6,189	6,184	6,191
[1]Includes combined merger integration items, merger-related interest income and expense.

Net Debt to Adjusted EBITDA

Net Debt to EBITDA ratios are non-GAAP financial measures frequently used by investors and credit rating agencies and management believes these measures provide relevant and useful information to investors and other users of our financial data. The Net Debt to Adjusted EBITDA ratio is calculated by dividing the Net Debt by Annualized Adjusted EBITDA. Net Debt is calculated by subtracting cash and cash equivalents and certificates of deposit and time deposits that are greater than 90 days, from the sum of debt maturing within one year and long-term debt. Annualized Adjusted EBITDA is calculated by annualizing the year-to-date Adjusted EBITDA.

Net Debt to Adjusted EBITDA
Dollars in millions
	Three Months Ended
	Mar. 31,	Jun. 30,	Sep. 30,	YTD 2017
	2017	2017	2017
Adjusted EBITDA	$13,080	$13,587	$12,994	$39,661
Add back severance	-	(60)	(208)	(268)
Net Debt Adjusted EBITDA	13,080	13,527	12,786	39,393
Annualized Adjusted EBITDA				52,524
End-of-period current debt				8,551
End-of-period long-term debt				154,728
Total End-of-Period Debt				163,279
Less: Cash and Cash Equivalents				48,499
Net Debt Balance				114,780
Annualized Net Debt to Adjusted EBITDA Ratio				2.19

Supplemental Operational Measures

We provide a supplemental discussion of our domestic wireless operations that is calculated by combining our Consumer Mobility and Business Solutions segments, and then adjusting to remove non-wireless operations. The following table presents a reconciliation of our supplemental AT&T Mobility results.

Supplemental Operational Measure
	Three Months Ended
	September 30, 2017				September 30, 2016
	Consumer Mobility	Business Solutions	Adjustments[1]	AT&T Mobility	Consumer Mobility	Business Solutions	Adjustments[1]	AT&T Mobility
Operating Revenues
Wireless service	$6,507	$8,034	$-	$14,541	$6,914	$8,050	$-	$14,964
Fixed strategic services	-	3,087	(3,087)	-	-	2,913	(2,913)	-
Legacy voice and data services	-	3,434	(3,434)	-	-	4,042	(4,042)	-
Other services and equipment	-	852	(852)	-	-	886	(886)	-
Wireless equipment	1,241	1,654	-	2,895	1,353	1,876	-	3,229
Total Operating Revenues	7,748	17,061	(7,373)	17,436	8,267	17,767	(7,841)	18,193

Operating Expenses
Operations and support	4,551	10,233	(4,671)	10,113	4,751	10,925	(4,979)	10,697
EBITDA	3,197	6,828	(2,702)	7,323	3,516	6,842	(2,862)	7,496
Depreciation and amortization	877	2,325	(1,192)	2,010	944	2,539	(1,376)	2,107
Total Operating Expense	5,428	12,558	(5,863)	12,123	5,695	13,464	(6,355)	12,804
Operating Income	$2,320	$4,503	$(1,510)	$5,313	$2,572	$4,303	$(1,486)	$5,389
[1] Non-wireless (fixed) operations reported in Business Solutions segment.

Supplemental Operational Measure
	Nine Months Ended
	September 30, 2017				September 30, 2016
	Consumer Mobility	Business Solutions	Adjustments[1]	AT&T Mobility	Consumer Mobility	Business Solutions	Adjustments[1]	AT&T Mobility
Operating Revenues
Wireless service	$19,644	$23,969	$-	$43,613	$20,805	$23,868	$-	$44,673
Fixed strategic services	-	9,089	(9,089)	-	-	8,469	(8,469)	-
Legacy voice and data services	-	10,572	(10,572)	-	-	12,577	(12,577)	-
Other services and equipment	-	2,513	(2,513)	-	-	2,619	(2,619)	-
Wireless equipment	3,635	4,873	-	8,508	3,976	5,422	-	9,398
Total Operating Revenues	23,279	51,016	(22,174)	52,121	24,781	52,955	(23,665)	54,071

Operating Expenses
Operations and support	13,599	30,722	(14,013)	30,308	14,343	32,584	(15,105)	31,822
EBITDA	9,680	20,294	(8,161)	21,813	10,438	20,371	(8,560)	22,249
Depreciation and amortization	2,621	6,972	(3,594)	5,999	2,798	7,568	(4,122)	6,244
Total Operating Expense	16,220	37,694	(17,607)	36,307	17,141	40,152	(19,227)	38,066
Operating Income	$7,059	$13,322	$(4,567)	$15,814	$7,640	$12,803	$(4,438)	$16,005
[1] Non-wireless (fixed) operations reported in Business Solutions segment.

Supplemental International

We provide a supplemental presentation of the Latin America and Mexico Wireless operations within our International segment. The following table presents a reconciliation of our International segment.

Supplemental International
	Three Months Ended
	September 30, 2017			September 30, 2016
	Latin America	Mexico	International	Latin America	Mexico	International
Operating Revenues
Video service	$1,363	$-	$1,363	$1,297	$-	$1,297
Wireless service	-	536	536	-	484	484
Wireless equipment	-	200	200	-	98	98
Total Operating Revenues	1,363	736	2,099	1,297	582	1,879

Operating Expenses
Operations and support	1,075	862	1,937	991	649	1,640
Depreciation and amortization	206	98	304	212	81	293
Total Operating Expenses	1,281	960	2,241	1,203	730	1,933
Operating Income (Loss)	82	(224)	(142)	94	(148)	(54)
Equity in Net Income of Affiliates	17	-	17	1	-	1
Segment Contribution	$99	$(224)	$(125)	$95	$(148)	$(53)

Supplemental International
	Nine Months Ended
	September 30, 2017			September 30, 2016
	Latin America	Mexico	International	Latin America	Mexico	International
Operating Revenues
Video service	$4,065	$-	$4,065	$3,649	$-	$3,649
Wireless service	-	1,546	1,546	-	1,428	1,428
Wireless equipment	-	443	443	-	297	297
Total Operating Revenues	4,065	1,989	6,054	3,649	1,725	5,374

Operating Expenses
Operations and support	3,123	2,345	5,468	2,850	2,101	4,951
Depreciation and amortization	642	263	905	620	248	868
Total Operating Expenses	3,765	2,608	6,373	3,470	2,349	5,819
Operating Income (Loss)	300	(619)	(319)	179	(624)	(445)
Equity in Net Income of Affiliates	62	-	62	24	-	24
Segment Contribution	$362	$(619)	$(257)	$203	$(624)	$(421)